Exhibit 99.1

CORTEVA APPOINTS CHUCK MAGRO CHIEF EXECUTIVE OFFICER

Proven leader with extensive global agriculture experience

WILMINGTON, Del., October 28, 2021 – Corteva, Inc.’s (“Corteva”) (NYSE: CTVA) Board of Directors today announced that it has appointed Chuck Magro as the company’s new Chief Executive Officer, effective November 1, 2021. He will also join Corteva’s Board of Directors. Mr. Magro most recently served as Chief Executive Officer of Nutrien, and brings to Corteva extensive experience leading global agriculture companies to support value creation for all stakeholders. He succeeds James C. Collins, Jr., who will work with Mr. Magro to assure a smooth transition and will retire from Corteva at year-end.

Greg Page, Independent Chairman of Corteva, said, “Chuck has an extensive, proven track record driving profitable growth through innovation and execution in the agriculture industry. During nearly a decade of strong leadership at Nutrien and its predecessor Agrium, Chuck led the creation and integration of the world’s largest crop inputs, services, and solutions company and established a culture with a clear commitment to operational excellence and advancing sustainable agriculture solutions. Our Board is confident that he is the right leader to carry our strong momentum forward and create significant near- and long-term shareholder value.”

“Corteva has established itself as the premier global agricultural technology company and I am excited to build on the momentum Jim Collins and this terrific team have generated,” said Mr. Magro. “With an unparalleled tradition of innovation, exceptionally strong customer relationships, and sustainability at the core of its business, we have an incredible opportunity to accelerate Corteva’s growth and value creation. Corteva is ideally equipped to advance the transformation of agriculture, helping farmers become more productive and sustainable and enabling us to feed a growing population while finding new ways to protect the planet. I can’t wait to get started.”

Mr. Page added, “On behalf of Corteva and our entire Board, I would like to thank Jim Collins for his indelible contributions while leading Corteva’s formation and first two years as an independent company. As a result of Jim’s efforts and clear vision, Corteva has the culture, capabilities, and strategy in place to capitalize on its unique value creation opportunity moving forward. We are especially grateful that he will work with Chuck to help assure a smooth transition.”

Chuck Magro Biography

Mr. Magro served as President and Chief Executive Officer of Nutrien from the company’s launch in 2018 until April 2021. Prior to that, for 4 years Mr. Magro served as President and Chief Executive Officer of Agrium, which merged with PotashCorp to create Nutrien.

Before his appointment as Chief Executive Officer of Agrium in 2014, Mr. Magro held a variety of other key leadership roles, including Chief Operating Officer, Chief Risk Officer, Executive Vice President of Corporate Development, and Vice President of Manufacturing. He joined Agrium in 2009 following a productive career with NOVA Chemicals.

Mr. Magro serves an active role on the Canada Pension Plan Investment Board. He was also vice chairman of the International Fertilizer Association and past chair and board member of The Fertilizer Institute, and served as a Board Steward for the World Economic Forum’s Food Systems Initiative, providing strategic leadership to build inclusive, sustainable, efficient, and healthy global food systems.

Mr. Magro holds a Bachelor of Applied Science (Chemical Engineering) from the University of Waterloo and a Master of Business Administration from the University of Windsor.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a publicly traded, global pure-play agriculture company that provides farmers around the world with the most complete portfolio in the industry – including a balanced and diverse mix of seed, crop protection and digital solutions focused on maximizing productivity to enhance yield and profitability. With some of the most recognized brands in agriculture and an industry-leading product and technology pipeline well positioned to drive growth, Corteva is committed to working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. Corteva became an independent public company on June 1, 2019 and was previously the Agriculture Division of DowDuPont. More information can be found at www.corteva.com. Follow Corteva on Facebook, Instagram, LinkedIn, Twitter and YouTube.

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TM ® SM Trademarks and service marks of Corteva Agriscience and its affiliated companies.

Media Contact:

Kasey Anderson

+1 317-337-4478

kasey.anderson@corteva.com

Investor Contact:

Jeff Rudolph

+1 302-485-3704

jeff.rudolph@corteva.com

Cautionary Statement About Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “goals”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “target,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s strategies for growth, capital allocation, and productivity savings are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, Corteva’s ability to competitively attract, develop and retain talent; employee turnover rates; restructurings; supplier disruptions and consolidations; and similar risks, any of which could have a material adverse effect on Corteva’s results. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: ((i) failure to obtain or maintain the necessary regulatory approvals for some Corteva’s products; (ii) failure to successfully develop and commercialize Corteva’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in Corteva’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of Corteva’s products; (xi) impact of Corteva’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiii) effect of volatility in Corteva’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of Corteva and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xvi) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy EID liabilities in connection with the separation of Corteva; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to Corteva’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) Corteva’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) Corteva’s dependence on intellectual property cross-license agreements; (xxvii) other risks related to the separation from DowDuPont; (xxviii) risks related to the Biden executive order Promoting Competition in the American Economy; and (xxix) risks associated with our CEO transition. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.